UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 4, 2007

Jones Soda Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	000-28820	91-1696175
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

234 Ninth Avenue North, Seattle, Washington		98109
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-624-3357

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On or around September 4, 2007, a securities class action lawsuit, entitled Saltzman vs. Jones Soda Company, et al., was filed in the United States District Court for the Western District of Washington against the Company, our Chief Executive Officer, and our Chief Financial Officer. The complaint alleges that the defendants violated federal securities laws by making false and misleading public statements that artificially inflated the price of our common stock, and that the members of the proposed class purchased common stock at these artificially inflated market prices between March 9, 2007 and August 2, 2007. The complaint seeks unspecified money damages and other relief.

On or around September 5, 2007, another securities class action lawsuit, entitled Benford vs. Jones Soda Company, et al., was filed in the United States District Court for the Western District of Washington against the Company and certain of our officers and directors. This complaint also alleges that the defendants violated federal securities laws by making false and misleading public statements that artificially inflated the price of our common stock, and that members of the proposed class purchased common stock at these artificially inflated market prices between November 1, 2006 and August 2, 2007. The complaint seeks unspecified money damages and other relief.

We are also aware of press releases issued by two other law firms with respect to lawsuits concerning the events alleged in the Saltzman and Benford actions.

On September 5, 2007, a purported shareholder derivative complaint, entitled Cramer vs. Peter M. van Stolk, et al., was filed in the Superior Court for the State of Washington, King County. This derivative complaint alleges that, with respect to matters similar to those alleged in the Saltzman and Benford actions, certain of our officers and directors breached their fiduciary duties, engaged in insider trading, and were unjustly enriched, during the period between November 1, 2006 and the date of filing of the complaint, resulting in damages to the Company. The derivative complaint seeks unspecified money damages, changes in corporate governance and internal procedures, equitable relief and restitution, and other relief.

We anticipate that actions similar to the above-mentioned actions may be filed in the future.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jones Soda Co.

September 10, 2007	By:	/s/ Hassan N. Natha

Name: Hassan N. Natha
Title: Chief Financial Officer